                                                                     EXHIBIT 4.2

                                 TENTH AMENDMENT
                                       TO
              FIRST AMENDED, RESTATED, AND COMBINED LOAN AGREEMENT
                              DATED AUGUST 28, 1997
                     BY AND BETWEEN CARRIZO OIL & GAS, INC.
                                AND COMPASS BANK

      This Tenth Amendment to the Loan Agreement (this "Tenth Amendment") by and between CARRIZO OIL & GAS, INC., a Texas corporation (the "Borrower"), and COMPASS BANK, an Alabama state chartered bank, formerly a Texas chartered bank (the "Bank"), is entered into on this 3rd day of November 2000.

                             W I T N E S S E T H:

      Borrower and Bank entered into a First Amended, Restated, and Combined Loan Agreement dated August 28, 1997, as amended by the First Amendment thereto dated December 23, 1997, the Second Amendment thereto dated December 30, 1997, the Third Amendment thereto dated July 30, 1998, the Fourth Amendment thereto dated September 24, 1998, the Fifth Amendment thereto dated March 22, 1999, the Sixth Amendment thereto dated April 23, 1999, the Seventh Amendment thereto dated August 27, 1999, the Eighth Amendment thereto dated November 11, 1999 and the Ninth Amendment thereto dated December 15, 1999 (collectively, the "Loan Agreement").

      Borrower has requested that the Loan Agreement be further amended and that Bank make available certain guidance line letters of credit under the Loan Agreement, and Bank has agreed to such requests, subject to the terms and conditions set forth in this Tenth Amendment.

      Capitalized terms used, but not defined herein, shall have the meanings prescribed therefor in the Loan Agreement.

      NOW, THEREFORE, in consideration of the mutual promises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged by Borrower and Bank, and each intending to be legally bound hereby, the parties agree as follows:

1.    Specific Amendments to Loan Agreement.

      Article I, Definitions, is hereby amended by adding the following definitions thereto:

            "Borrower's Hedge Obligations" means all obligations and liabilities of Borrower to third party counter-parties pursuant to Hedging Transactions.

            "Guidance Line LOC" means letters of credit to be issued by Bank for the account of Borrower pursuant to Section 2.26, in the form acceptable to Bank, and all extensions, renewals and modifications thereof.

            "Tenth Amendment" means the Tenth Amendment to this Agreement executed by Borrower and Bank on November 3, 2000.

      Article I, Definitions, is hereby further amended by revising the following definition in its entirety to read as follows:

            "Hedging Transaction" means any (i) interest rate or currency swap, rate cap, rate collar, forward agreement and other exchange or rate protection agreements or any option with respect to any such transaction and (ii) any swap agreement, cap, collar, floor, exchange transaction, forward agreement or exchange or protection agreement related to oil and/or gas or any option with respect to such transaction.

            "Obligations" means all obligations, indebtedness, and liabilities of Borrower to Bank, now existing or hereafter arising, including, but not limited to, the indebtedness evidenced by the Guidance Line LOCs and the Notes, whether direct, indirect, related, unrelated, fixed, contingent, specified, unspecified, joint, several, or joint and several, and all interest and fees accruing thereon and all attorneys' fees and other expenses incurred in the enforcement or collection thereof.

      Article I, Definitions, is hereby further amended by rewording the definition of "Second Term Loan Note" to read "Second Term Note."

      Section 2.15 is hereby amended by revising the reference to the dollar amount of "One Million Dollars ($1,000,000.00)" with the dollar amount of "Two Million Dollars ($2,000,000.00)."

      Section 2.17 is hereby amended by revising that section in its entirety to read as follows:

            2.17 Letter of Credit and Guidance Line LOC Fees. As consideration for the issuance by the Bank of Letters of Credit and Guidance Line LOCs for the account of Borrower, Borrower agrees to pay to the Bank a fee of one percent (1.0%), per annum, of the amount of each such Letter of Credit or Guidance Line LOC (subject to a $300.00 minimum fee per year on each such Letter of Credit and Guidance Line LOC), the first such per annum fee for each such Letter of Credit and Guidance Line LOC to be payable in advance of the issuance of such Letter of Credit and Guidance Line LOC, with successive per annum fees to be paid in advance of the anniversary date of the issuance of such Letter of Credit and Guidance Line LOC if it is to remain in effect beyond such anniversary date.

      Article II, The Loan, is hereby amended by adding the following sections thereto:

            2.26 Guidance Line LOC. Subject to the terms and conditions of this Agreement, Bank may issue standby Guidance Line LOCs for the account of the Borrower from time to time to cover Borrower's Hedge Obligations. If Borrower desires a Guidance Line LOC, Borrower shall submit a written request three (3) Business Days prior to the requested date of issuance in such amount as the Borrower may request in an aggregate amount of up to Two Million Dollars ($2,000,000.00). Bank will require in connection with the issuance of any Guidance Line LOC under this Section 2.26 that Borrower execute
      Bank's then-current form of application for a letter of credit, but if there is any conflict between the terms of any such application and the terms of this Agreement, the terms of this Agreement shall control. No Guidance Line LOC shall have an expiration date that is later than one year from the date of its issuance, or, if sooner, beyond the Maturity Date.

            2.27 Repayment of Guidance Line LOC. If drawn upon by the beneficiary of a Guidance Line LOC, all amounts so drawn shall be due and payable by the Borrower immediately upon receipt of Bank's statement therefor. If Borrower fails to pay such drawn amounts within one (1) Business Day of such receipt by Borrower, Bank shall have the right, but not the obligation, and Borrower hereby expressly authorizes Bank, to repay any amount drawn under a Guidance Line LOC as an advance under the Revolving Commitment; provided, however, that Bank's right to repay such Guidance Line LOC as an advance under the Revolving Commitment shall not be limited by any maximum limits applicable to Borrower and any Loan Excess resulting from the repayment by Bank of a Guidance Line LOC shall be subject to Section 2.09 hereof.

      Section 5.31, as added to the Loan Agreement by the Seventh Amendment, is hereby amended by revising that section in its entirety to read as follows:

            5.31 Aged Accounts Reports. Deliver to Bank, on or before the forty-fifth (45th) day after the end of each calendar quarter, a detailed aging accounts receivable report and a detailed aging accounts payable report effective as of the end of such calendar quarter, all such reports to be prepared in accordance with GAAP.

      Section 5.35, as added to the Loan Agreement by the Seventh Amendment, is hereby amended by revising that section in its entirety to read as follows:

      [This section is intentionally omitted.]

      Subsection 7.01(b) of the Loan Agreement is hereby amended by revising that section in its entirety to read as follows:

            (b) Default shall be made by Borrower in the payment of any installment of interest on the Note, or any fees or other monetary obligation payable hereunder, including without limitation, under the Letters of Credit and Guidance Line LOCs, and such default shall remain unremedied in excess of three (3) days after notice being given by Bank,

2. Amendments to Security Instruments. Borrower acknowledges that it has executed various Security Instruments in favor of Bank, including, without limitation, those Security Instruments described on Exhibit "A" attached to this Tenth Amendment, to secure the obligations of Borrower to Bank. Borrower and Bank hereby agree that any reference to the definitions of the "Obligations," "Indebtedness," or any other generic definition of Borrower's liabilities to Bank in any such Security Instruments (whether such terms are capitalized or not) shall be deemed to include the Obligations of Borrower, as defined in the Loan Agreement, as hereby amended. Furthermore, Borrower and Bank hereby agree that any reference to the definitions of the "Collateral" or "Mortgaged Property" in the Security Instruments shall include all amounts owing Borrower pursuant to any and all Hedging Transactions regardless of whether or not such amounts owing to Borrower relate to, arise from or are in connection with the "Collateral," "Property," "Leases," "Lands" or "Mortgaged Property" as such terms are defined in the Security Instruments.

3. Conditions Precedent in Connection with the Tenth Amendment. The Tenth Amendment shall not be binding on the Bank until satisfaction of the following conditions precedent:

            (a) Receipt of Tenth Amendment and Compliance Certificate. Bank shall have received multiple fully executed counterparts of the Tenth Amendment, as requested by Bank, and the Compliance Certificate duly executed by an authorized officer for Borrower.

            (b) Accuracy of Representations and Warranties and No Event of Default. After giving effect to the Tenth Amendment, the representations and warranties contained in Article IV of the Loan Agreement shall be true and correct in all material respects on the date of the Tenth Amendment with the same effect as though such representations and warranties had been made on such date; and after giving effect to the Tenth Amendment, no Event of Default shall have occurred and be continuing or will have occurred upon the execution of the Tenth Amendment.

            (c) Legal Matters Satisfactory to Special Counsel to Bank. All legal matters incident to the consummation of the transactions contemplated by the Tenth Amendment shall be satisfactory to the firm of Porter & Hedges, L.L.P., special counsel for Bank.

            (d) Legal Fees. All reasonable legal fees and expenses owed by Bank to Porter & Hedges, L.L.P. in connection with the Loan Agreement shall have been paid by Borrower.

            (e) No Material Adverse Change. No material adverse change shall have occurred since the date of the Loan Agreement in the condition, financial or otherwise, of Borrower.

4. Reaffirmation of Representations and Warranties. To induce Bank to enter into this Tenth Amendment, Borrower hereby reaffirms, as of the date hereof, after giving effect to the Tenth Amendment, its representations and warranties contained in Article IV of the Loan Agreement and in all other documents executed pursuant thereto, and additionally represents and warrants as follows:

            A. The execution and delivery of this Tenth Amendment and the performance by Borrower of its obligations under this Tenth Amendment are within Borrower's power, have been duly authorized by all necessary corporate action, have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any provision of law or of the articles of incorporation, charter or bylaws of Borrower or of any agreement binding upon Borrower.

            B. The Loan Agreement as amended by this Tenth Amendment, represents the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with its terms, subject as to enforcement only to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally.

            C. No Event of Default or Unmatured Event of Default has occurred and is continuing as of the date hereof.

5. Defined Terms. Except as amended hereby, terms used herein that are defined in the Loan Agreement shall have the same meanings in this Tenth Amendment.

6. Reaffirmation of Loan Agreement. This Tenth Amendment shall be deemed to be an amendment to the Loan Agreement, and the Loan Agreement, as further amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Loan Agreement herein and in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Loan Agreement as amended hereby.

7. Entire Agreement. The Loan Agreement, as hereby further amended, embodies the entire agreement between Borrower and Bank and supersedes all prior proposals, agreements and understandings relating to the subject matter hereof. Borrower certifies that it is relying on no representation, warranty, covenant or agreement except for those set forth in the Loan Agreement as hereby further amended and the other documents previously executed or executed of even date herewith.

8. Governing Law. THIS TENTH AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. This Tenth Amendment has been entered into in Harris County, Texas, and it shall be performable for all purposes in Harris County, Texas. Courts within the State of Texas shall have jurisdiction over any and all disputes between Borrower and Bank, whether in law or equity, including, but not limited to, any and all disputes arising out of or relating to this Tenth Amendment or any other Loan Document; and venue in any such dispute whether in federal or state court shall be laid in Harris County, Texas.

9. Severability. Whenever possible each provision of this Tenth Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Tenth Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Tenth Amendment.

10. Execution in Counterparts. Each party hereto acknowledges that this Agreement may be executed in several counterparts by each party at different times and in different locations; that each separate counterpart bearing the signature of any party may be effectively delivered to the other parties by the delivery of an electronic facsimile sent via telecopier; that each party so delivering any such counterpart shall be bound by its facsimile signature thereon; and that the signature pages from counterparts signed by each party may be collated into one or more copies of this agreement, which shall constitute one and the same agreement among all parties hereto.

11. Section Captions. Section captions used in this Tenth Amendment are for convenience of reference only, and shall not affect the construction of this Tenth Amendment.

12. Successors and Assigns. This Tenth Amendment shall be binding upon Borrower and Bank and their respective successors and assigns, and shall inure to the benefit of Borrower and Bank, and the respective successors and assigns of Bank.

13. Non-Application of Chapter 346 of Texas Finance Codes. In no event shall Chapter 346 of the Texas Finance Code (which regulates certain revolving loan accounts and revolving tri-party accounts) apply to this Loan Agreement as hereby further amended or any other Loan Documents or the transactions contemplated hereby.

14. Notice. THIS TENTH AMENDMENT TOGETHER WITH THE LOAN AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                           [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the parties hereto have caused this Tenth Amendment to be duly executed as of the day and year first above written.


BANK                                      BORROWER

COMPASS BANK                              CARRIZO OIL & GAS, INC.


By:                                       By:
   ---------------------------------         ---------------------------------
      Kathleen J. Bowen                         Frank A. Wojtek
      Vice President                            Vice President

THE STATE OF TEXAS          ss.
                            ss.
COUNTY OF HARRIS            ss.

      BEFORE ME, the undersigned authority, on this day personally appeared Frank A. Wojtek, Vice President of Carrizo Oil & Gas, Inc., a Texas corporation, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, as the act and deed of such corporation, and in the capacity therein stated.

      GIVEN UNDER MY HAND AND SEAL OF OFFICE this 3rd day of November, 2000.



                                          -------------------------------
                                          NOTARY PUBLIC, STATE OF TEXAS


THE STATE OF TEXAS          ss.
                            ss.
COUNTY OF HARRIS            ss.

      BEFORE ME, the undersigned authority, on this day personally appeared Kathleen J. Bowen, Vice President of Compass Bank, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that she executed the same for the purposes and consideration therein expressed, as the act and deed of such bank, and in the capacity therein stated.

      GIVEN UNDER MY HAND AND SEAL OF OFFICE this ___ day of November, 2000.



                                          -------------------------------
                                          NOTARY PUBLIC, STATE OF TEXAS

                            COMPLIANCE CERTIFICATE

            I, Frank A. Wojtek, Vice President of CARRIZO OIL & GAS, INC. (the "Company"), pursuant to Article III(a) of the Tenth Amendment to the First Amended, Restated, and Combined Loan Agreement dated as of August 28, 1997, by and among COMPASS BANK ("Bank") and the Company (the "Agreement") do hereby certify, as of the date hereof, that to my knowledge:

      1. After giving effect to the Ninth Amendment, no Event of Default (as defined in the Agreement) has occurred and is continuing, and no Unmatured Event of Default (as defined in the Agreement) has occurred and is continuing;

      2. No material adverse change has occurred in the business prospects, financial condition, or the results of operations of the Company since the date of the previous Financial Statements (as defined in the Agreement) provided to Bank;

      3. After giving effect to the Ninth Amendment, each of the representations and warranties of the Company contained in Article IV of the Agreement is true and correct in all respects.

            This certificate is executed this 3rd day of November 2000.



                                                ------------------------------
                                                Frank A. Wojtek

                                   EXHIBIT "A"

====================================================================================================================================
DATE           DOCUMENT                                                           RECORDING                   JURISDICTION
                                                                                  INFORMATION
====================================================================================================================================
6/26/96        Deed of Trust, Mortgage, Security Agreement, Financing             7/2/96                      Brooks County, TX
               Statement and Assignment of Production from Encinitas              Vol.164/Page 357
               Partners Ltd. (as predecessor to Carrizo) for the benefit of
               Compass Bank                                                       7/2/96                      Victoria County, TX
                                                                                  Vol. 227/Page 554
               ---------------------------------------------------------------------------------------------------------------------
               UCC-1 Financing Statement from Encinitas Partners Ltd.             7/1/96 #96130338            TX Secretary of State
               (as predecessor to Carrizo) for the benefit of Compass Bank                                    State
------------------------------------------------------------------------------------------------------------------------------------
12/6/96        Deed of Trust, Mortgage, Security Agreement, Financing             12/11/96 #188820            Starr County, TX
               Statement and Assignment of Production                             Vol 0769/Pg 661
               UCC-1 Financing Statement                                          12/12/96 #245276            TX Secretary of State
               ---------------------------------------------------------------------------------------------------------------------
               Security Agreement                                                 N/A                         N/A
------------------------------------------------------------------------------------------------------------------------------------
3/4/97         Deed of Trust, Mortgage, Security Agreement, Financing             3/10/97 #059214             Duval County, TX
               Statement and Assignment of Production                             Vol. 220/Pg 509
               UCC-1 Financing Statement                                          3/10/97 #97-046906          TX Secretary of State
               ---------------------------------------------------------------------------------------------------------------------
               Security Agreement                                                 N/A                         N/A
------------------------------------------------------------------------------------------------------------------------------------
12/5/97        Deed of Trust, Mortgage, Security Agreement, Financing             12/15/97                    Live Oak County,
               Statement and Assignment of Production                             Vol 347/Pg 266              TX
------------------------------------------------------------------------------------------------------------------------------------
7/30/98        Deed of Trust, Mortgage, Security Agreement, Financing             8/6/98 Vol 42/Pg 230        DeWitt County, TX
               Statement and Assignment of Production
                                                                                  --------------------------------------------------
                                                                                  8/6/98 #464754              San Patricio County,
                                                                                                              TX
                                                                                  --------------------------------------------------
               UCC-1 Financing Statement                                          8/6/98 #98-160378           TX Secretary of State
------------------------------------------------------------------------------------------------------------------------------------
9/29/98        Deed of Trust, Mortgage, Security Agreement, Financing             11/10/98 #199824            Starr County, TX
               Statement and Assignment of Production                             Vol 0819/Pg 299
               ---------------------------------------------------------------------------------------------------------------------
               UCC-1 Financing Statement                                          11/9/98 #98-224598          TX Secretary of State
               ---------------------------------------------------------------------------------------------------------------------
               Mortgage, Collateral Assignment, Security Agreement                12/4/98 #844100             Lafourche Parish, LA
               and Financing Statement                                            COB 1370/Folio 227
                                                                                  MOB 795/Folio 508
               ---------------------------------------------------------------------------------------------------------------------
               UCC-1 Financing Statement                                          12/4/98 #844101             Lafourche Parish, LA
------------------------------------------------------------------------------------------------------------------------------------
12/11/98       Deed of Trust, Mortgage, Security Agreement, Financing             12/11/98 #191639            Wharton County, TX
               Statement and Assignment of Production                             Vol 304/Pg 887
               ---------------------------------------------------------------------------------------------------------------------


               UCC-1Financing Statement                                           12/17/98 #98-250845         TX Secretary of State
------------------------------------------------------------------------------------------------------------------------------------
6/3/99         Deed of Trust, Mortgage, Security Agreement, Financing             Vol 369/Pg 158              Live Oak County, TX
               Statement and Assignment of Production                             6/9/99                      (undeveloped)
               ---------------------------------------------------------------------------------------------------------------------
               UCC-3 Amendment of original Financing Statement                    6/10/99 #99-701556          TX Secretary of
               #245276 filed 12/12/96                                                                         State
               ---------------------------------------------------------------------------------------------------------------------
               1st Amendment to Mortgage, Collateral Assignment,                  COB 1388/Folio 580          Lafourche Parish,
               Security Agreement and Financing Statement                         MOB 815/Folio 205           LA
                                                                                  #854267   6/10/99
               ---------------------------------------------------------------------------------------------------------------------
               UCC-3 Amendment of original Financing Statement                    6/10/99 #29-854268          Lafourche Parish,
               #844101 filed 12/4/98                                                                          LA
               ---------------------------------------------------------------------------------------------------------------------
               First Amendment to  Security Agreement                             N/A                         N/A
------------------------------------------------------------------------------------------------------------------------------------
11/11/99       Deed of Trust, Mortgage, Security Agreement, Financing             Vol 0620/Pg 209             Bee County, TX
               Statement and Assignment of Production                             #116370 11/19/99
                                                                                  --------------------------------------------------
                                                                                  Vol 00114/Pg 00151          Goliad County, TX
                                                                                  #0093272 11/18/99
                                                                                  --------------------------------------------------
                                                                                  Vol 561/Pg 601              Matagorda County,
                                                                                  #998088 11/18/99            TX
               ---------------------------------------------------------------------------------------------------------------------
               1st Amendment to Deed of Trust, Mortgage, Security                 Vol 64/Pg 892               DeWitt County, TX
               Agreement, Financing Statement and Assignment of                   #16829 11/19/99
               Production
                                                                                  --------------------------------------------------
                                                                                  #479162 11/19/99            San Patricio County,
                                                                                                              TX
               ---------------------------------------------------------------------------------------------------------------------
               UCC-3 Amendment of original Financing Statement #98-               #99-767907                  TX Secretary of
               160378 filed                                                       11/18/99                    State
               ---------------------------------------------------------------------------------------------------------------------
               2nd Amendment to Security Agreement                                N/A                         N/A
------------------------------------------------------------------------------------------------------------------------------------
4/20/00        Deed of Trust, Mortgage, Security Agreement, Financing             4/28/00  #2663-B            Chambers County,
               Statement and Assignment of Production                             Vol 00453/Pg 745            TX
               ---------------------------------------------------------------------------------------------------------------------
               1st Amendment to Deed of Trust, Mortgage, Security                 4/28/00 #002677             Matagorda County,
               Agreement, Financing Statement and Assignment of                   Vol 578/Pg 535              TX
               Production
               ---------------------------------------------------------------------------------------------------------------------
               UCC-3 Amendment of original Financing Statement                    4/28/00 #00-802172          TX Secretary of
               #98-160378 filed 8/6/98                                                                        State
------------------------------------------------------------------------------------------------------------------------------------
               3rd Amendment to Security Agreement                                N/A                         N/A
               ---------------------------------------------------------------------------------------------------------------------
               Collateral Assignment of Contracts                                 N/A                         N/A
------------------------------------------------------------------------------------------------------------------------------------
5/10/00        1st Amendment to Deed of Trust, Mortgage, Security                 5/17/00 #074115             Brooks County, TX
               Agreement, Financing Statement and Assignment of                   Vol 0209/Pg 787
               ---------------------------------------------------------------------------------------------------------------------

               ---------------------------------------------------------------------------------------------------------------------
               Production
               ---------------------------------------------------------------------------------------------------------------------
               1st Amendment to Deed of Trust, Mortgage, Security                 5/17/00 #071211             Duval County, TX
               Agreement, Financing Statement and Assignment of                   Vol 0288/Pg 309
               Production
               ---------------------------------------------------------------------------------------------------------------------
               1st Amendment to Deed of Trust, Mortgage, Security                 5/19/00   #209189           Starr County, TX
               Agreement, Financing Statement and Assignment of                   Vol 0863/Pg 765
               Production
               ---------------------------------------------------------------------------------------------------------------------
               UCC-3 Amendment of original Financing Statement                    5/17/00 #00-810056          TX Secretary of
               #98-160378 filed 8/6/98                                                                        State
               ---------------------------------------------------------------------------------------------------------------------
               4th Amendment to Security Agreement                                N/A                         N/A
------------------------------------------------------------------------------------------------------------------------------------
10/16/00       2nd Amendment to Deed of Trust, Mortgage, Security                                             Starr County, TX
               Agreement, Financing Statement and Assignment of
               Production
               ---------------------------------------------------------------------------------------------------------------------
               1st Amendment to Deed of Trust, Mortgage, Security                                             Goliad County, TX
               Agreement, Financing Statement and Assignment of
               Production
               ---------------------------------------------------------------------------------------------------------------------
               1st Amendment to Deed of Trust, Mortgage, Security                                             Wharton County, TX
               Agreement, Financing Statement and Assignment of
               Production
               ---------------------------------------------------------------------------------------------------------------------
               Deed of Trust, Mortgage, Security Agreement, Financing                                         Liberty County, TX
               Statement and Assignment of Production
               ---------------------------------------------------------------------------------------------------------------------
               UCC-3 Amendment of original Financing Statement                                                TX Secretary of
               #98-160378 filed 8/6/98                                                                        State
               ---------------------------------------------------------------------------------------------------------------------
               5th Amendment to Security Agreement                                N/A                         N/A
               ---------------------------------------------------------------------------------------------------------------------
               1st Amendment to Collateral Assignment of Contracts                N/A                         N/A
------------------------------------------------------------------------------------------------------------------------------------